Exhibit 99.1

NEWS RELEASE

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016

FINANCIAL AND OPERATIONAL RESULTS

•	Confirmed discovery of significant resource play at Alpine High in the Delaware Basin;

•	Delivered third-quarter production of 520,000 barrels of oil equivalent (Boe) per day and adjusted production of 438,000 Boe per day, which excludes Egypt noncontrolling interest and tax barrels;

•	Plan to increase development drilling in the Midland Basin with the addition of three rigs in the fourth quarter; and

•	Expect to end 2016 at the high end of North American Onshore production guidance and at the midpoint for International and Offshore production guidance.

HOUSTON, Nov. 3, 2016 – Apache Corporation (NYSE, Nasdaq: APA) today announced its financial and operational results for the third quarter of 2016.

Apache reported a loss of $607 million or $1.60 per diluted common share during the third quarter of 2016. These results include a number of items outside of core earnings that are typically excluded by the investment community in their published earnings estimates. When adjusted for these and certain additional items that impact the comparability of results, Apache’s third-quarter loss totaled $12 million, or $0.03 per share. Net cash provided by operating activities was $651 million, and adjusted earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (adjusted EBITDAX) was $896 million. Apache ended the quarter with $1.2 billion of cash, unchanged from the end of the second quarter.

“Our exploration success and financial results in the third quarter demonstrate the transformation that is taking place at Apache. During the quarter, Apache announced the discovery of an immense unconventional play in the Delaware Basin, Alpine High. Apache’s

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS —

extensive position in the play, which now totals 320,000 net acres, is an excellent example of our strategic focus on organic growth and strong technical capabilities. Our goal over time will be to ensure that we develop Alpine High in a methodical, efficient and environmentally responsible way for the benefit of our shareholders and other stakeholders,” said John J. Christmann IV, Apache’s chief executive officer and president.

“Our deliberate focus on strategic testing during the downturn not only yielded excellent results with our Alpine High discovery, but also significantly improved our results in our Midland and Delaware Basin focus areas. Our economic drilling inventory in the Permian Basin is more extensive today than at any time in the company’s history, and we expect it will continue to grow as we further delineate our vast acreage position in the basin,” said Christmann.

Third-quarter financial position and liquidity

During the third quarter, total capital investment, excluding Egypt noncontrolling interest, was $466 million. At quarter end, Apache’s long-term debt remained unchanged at $8.7 billion. The company plans to balance capital spending with cash flow in the fourth quarter and expects that positive cash contributions from working capital and proceeds from noncore asset sales will enable it to achieve its targeted cash position of $1.5 billion at year-end.

Third-quarter operational summary

Apache reported global production of 520,000 Boe per day and adjusted production of 438,000 Boe per day, which excludes Egypt noncontrolling interest and tax barrels. In North America Onshore, production was 270,000 Boe per day while adjusted International and Offshore production was 168,000 Boe per day.

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS —

Highlights from Apache’s key operating areas include:

•	North America Onshore – Apache placed on production 35 gross-operated wells during the third quarter, predominantly in the Permian Basin.

•	In the Delaware Basin at Alpine High, the company placed five gross-operated wells on production, three of which were disclosed in September. The fourth and fifth wells both targeted the Woodford formation and have confirmed Apache’s geologic model and provided further data on the aerial extent and stratigraphic dimension of the play. The Redwood 1H is an over-pressured Woodford well that achieved a peak 24-hour rate of 18 million cubic feet of gas (MMcf) per day. The Blackhawk 1H is a normally pressured Woodford well that tested at a peak 24-hour rate of 5.3 MMcf of gas per day with 224 barrels of oil per day and 245 barrels of NGLs per day.

•	Elsewhere in the Delaware Basin, the company placed eight gross-operated wells on production, including the Pelican 106H, which achieved a 30-day average initial production (IP) rate of 942 Boe per day from a 4,700-foot lateral in the third Bone Springs formation at the company’s Pecos Bend area.

•	In the Midland Basin, Northwest Shelf and Central Basin Platform, the company placed 16 gross-operated wells on production, including 13 wells (nine horizontal and four vertical) in the Yeso play on the Northwest Shelf where low well costs and strong initial production rates generate attractive economics at current oil prices.

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS —

•	Outside of the Permian Basin, a Lower Montney well in the company’s Wapiti focus area in Alberta tested at an initial rate of 10.6 MMcf of natural gas per day and 2,000 barrels of condensate per day with an estimated total drill and complete cost of $6.2 million.

•	North Sea – Production in the quarter averaged 62,000 Boe per day, down from the previous quarter due to maintenance and third-party facility down time. The company achieved its third consecutive exploration success near the Beryl Field with a discovery in two separate fault blocks at the recently drilled Storr prospect. Results were in line with pre-drill estimates and underscore the benefits of recent vintage 3-D seismic data and the long-term exploration potential in the Beryl area.

•	Egypt – Gross production averaged 350,000 Boe per day, and net production, excluding noncontrolling interest and tax barrels, averaged 98,000 Boe per day. Apache placed nine wells on production during the quarter. The company continues to benefit from an optimized drilling program, achieving a 90-percent success rate for wells drilled during the first nine months of the year.

2016 outlook and plan update

Apache’s 2016 capital expenditures are tracking in line with its guidance of $2 billion. Following strong production and drilling results year-to-date, the company expects to end 2016 at the high end of North American Onshore production guidance of 268,000 to 278,000 Boe per day and at the midpoint of International and Offshore production guidance of 170,000 to 180,000 Boe per day. In the fourth quarter, the company plans to increase development drilling activity in the Midland Basin with the addition of three rigs. This will bring the total number of rigs drilling in the Midland Basin to five and will help contribute to the Permian Region’s return to a growth trajectory in the second half of 2017.

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS —

“We believe long-term shareholder value is created by living within our means, protecting our strong financial position and organically building high-quality drilling inventory. Our recent discovery at Alpine High is an example of the long-term value we seek to create and is a testament to our strategy and focus during the downturn. We look forward to discussing Alpine High results in more detail over the coming months as our delineation program progresses,” Christmann said.

Conference call

Apache will host a conference call to discuss its third-quarter 2016 results at 1 p.m. Central time, Thursday, Nov. 3. The conference call will be webcast from Apache’s website at www.apachecorp.com and investor.apachecorp.com, and the webcast replay will be archived there as well. The conference call will also be available for playback by telephone for one week beginning at approximately 4 p.m. Central time Nov. 3. To access the telephone playback, dial 855-859-2056 or 404-537-3406 for international calls. The conference access code is 13749619.

Sign up for email alerts to be reminded of the webcast at http://investor.apachecorp.com/alerts.cfm.

Additional information

Additional information follows, including reconciliations of adjusted earnings and adjusted EBITDAX to GAAP measures and information regarding adjusted production. Apache’s quarterly supplement is available at www.apachecorp.com/quarterlyresults.

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS —

About Apache

Apache Corporation is an oil and gas exploration and production company with operations in the United States, Canada, Egypt and the United Kingdom. Apache posts announcements, operational updates, investor information and all press releases on its website, www.apachecorp.com, and on its Media and Investor Center mobile application, which is available for free download from the Apple App Store and Google’s Play store. To sign up to receive email alerts regarding news and other website updates, please visit http://investor.apachecorp.com/alerts.cfm.

Non-GAAP financial measures

Apache’s financial information includes information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted earnings and adjusted EBITDAX are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “guidance,” and similar references to future periods. These statements include, but are not limited to, statements about future plans, expectations and objectives for Apache’s operations, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our 2015 Form 10-K filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS —

Cautionary note to investors

The United States Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. Apache may use certain terms in this earnings release, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit Apache from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in Apache’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015, available from Apache at www.apachecorp.com or by writing Apache at: 2000 Post Oak Blvd., Suite 100, Houston, TX 77056 (Attn: Corporate Secretary). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

APACHE CORPORATION ANNOUNCES THIRD-QUARTER 2016 FINANCIAL AND OPERATIONAL RESULTS —

Contacts

Investor:	(281) 302-2286 Gary Clark

Media:	(713) 296-7189 Castlen Kennedy

Website: www.apachecorp.com

-end-

APACHE CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(Unaudited)

(In millions, except per share data)

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2016	2015	2016	2015
REVENUES AND OTHER:
Oil revenues	$1,117	$1,238	$3,057	$4,149
Gas revenues	263	318	695	941
NGL revenues	59	50	160	166

Oil and gas production revenues	1,439	1,606	3,912	5,256
Other	(6)	(75)	(30)	(53)
Gain (loss) on divestiture	5	(5)	21	204

	1,438	1,526	3,903	5,407

COSTS AND EXPENSES:
Lease operating expenses	382	450	1,119	1,398
Gathering and transportation	51	58	155	163
Taxes other than income	9	104	85	232
Exploration expense	161	223	347	706
General and administrative	102	89	298	284
Depreciation, depletion and amortization
Oil and gas property and equipment	610	793	1,875	2,247
Other assets	38	79	120	245
Asset retirement obligation accretion	40	37	116	109
Impairments	836	3,903	1,009	6,327
Transaction, reorganization & separation costs	12	—	36	120
Financing costs, net	102	160	311	401

	2,343	5,896	5,471	12,232

INCOME (LOSS) BEFORE INCOME TAXES	(905)	(4,370)	(1,568)	(6,825)
Current income tax provision (benefit)	150	(270)	284	578
Deferred income tax provision (benefit)	(529)	19	(755)	(1,299)

INCOME (LOSS) FROM CONTINUING OPS INCLUDING NONCONTROLLING INTEREST	(526)	(4,119)	(1,097)	(6,104)
Income (Loss) from discontinued operations, net of tax	(33)	(17)	(33)	(135)

INCOME (LOSS) INCLUDING NONCONTROLLING INTEREST	(559)	(4,136)	(1,130)	(6,239)
Net income attributable to noncontrolling interest	48	7	93	98

INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$(607)	$(4,143)	$(1,223)	$(6,337)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS
Net income (loss) from continuing operations attributable to common shareholders	$(574)	$(4,126)	$(1,190)	$(6,202)
Net income (loss) from discontinued operations	(33)	(17)	(33)	(135)

Net income (loss) attributable to common shareholders	$(607)	$(4,143)	$(1,223)	$(6,337)

BASIC NET INCOME (LOSS) PER COMMON SHARE:
Basic net income (loss) from continuing operations per share	$(1.51)	$(10.91)	$(3.14)	$(16.42)
Basic net income (loss) from discontinued operations per share	(0.09)	(0.04)	(0.08)	(0.36)

Basic net income (loss) per share	$(1.60)	$(10.95)	$(3.22)	$(16.78)

DILUTED NET INCOME (LOSS) PER COMMON SHARE:
Diluted net income (loss) from continuing operations per share	$(1.51)	$(10.91)	$(3.14)	$(16.42)
Diluted net income (loss) from discontinued operations per share	(0.09)	(0.04)	(0.08)	(0.36)

Diluted net income (loss) per share	$(1.60)	$(10.95)	$(3.22)	$(16.78)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	380	378	379	378
Diluted	380	378	379	378
DIVIDENDS DECLARED PER COMMON SHARE	$0.25	$0.25	$0.75	$0.75

NOTE: All amounts included herein are stated under successful efforts.

APACHE CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended			% Change		For the Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	3Q16 to 2Q16	3Q16 to 3Q15	September 30, 2016	September 30, 2015
OIL VOLUME—Barrels per day
Permian	79,751	86,430	93,048	-8%	-14%	86,462	95,103
MidContinent/Gulf Coast Region	13,727	15,959	21,486	-14%	-36%	16,025	24,052
Canada	12,619	12,917	14,795	-2%	-15%	13,331	15,812

N.A. Onshore	106,097	115,306	129,329	-8%	-18%	115,818	134,967
Gulf of Mexico	4,791	4,352	5,878	10%	-18%	4,437	5,739
Egypt (1, 2)	110,809	106,223	97,173	4%	14%	105,118	98,712
North Sea	49,192	59,124	58,330	-17%	-16%	55,071	59,622

International & GOM (1)	164,792	169,699	161,381	-3%	2%	164,626	164,073

Total (1)	270,889	285,005	290,710	-5%	-7%	280,444	299,040

TOTAL LIQUIDS—Barrels per day
Permian	119,680	125,118	128,973	-4%	-7%	125,178	128,178
MidContinent/Gulf Coast Region	29,565	32,578	39,808	-9%	-26%	32,777	42,786
Canada	18,658	18,009	21,235	4%	-12%	19,210	21,853

N.A. Onshore	167,903	175,705	190,016	-4%	-12%	177,165	192,817
Gulf of Mexico	5,379	4,677	6,582	15%	-18%	4,866	6,331
Egypt (1, 2)	111,933	107,173	98,272	4%	14%	106,238	99,881
North Sea	50,889	60,687	59,770	-16%	-15%	56,628	60,675

International & GOM (1)	168,201	172,537	164,624	-3%	2%	167,732	166,887

Total (1)	336,104	348,242	354,640	-3%	-5%	344,897	359,704

NATURAL GAS VOLUME—Mcf per day
Permian	237,313	242,019	246,141	-2%	-4%	240,253	232,603
MidContinent/Gulf Coast Region	141,273	148,841	179,578	-5%	-21%	148,336	189,823
Canada	233,635	246,830	270,027	-5%	-13%	248,912	280,120

N.A. Onshore	612,221	637,690	695,746	-4%	-12%	637,501	702,546
Gulf of Mexico	16,476	17,266	19,520	-5%	-16%	15,693	20,224
Egypt (1, 2)	405,863	408,013	399,434	-1%	2%	403,832	378,367
North Sea	69,509	60,318	81,392	15%	-15%	66,884	62,848

International & GOM (1)	491,848	485,597	500,346	1%	-2%	486,409	461,439

Total (1)	1,104,069	1,123,287	1,196,092	-2%	-8%	1,123,910	1,163,985

BOE per day
Permian	159,232	165,455	169,997	-4%	-6%	165,221	166,945
MidContinent/Gulf Coast Region	53,111	57,384	69,737	-7%	-24%	57,500	74,423
Canada	57,597	59,148	66,239	-3%	-13%	60,695	68,541

N.A. Onshore	269,940	281,987	305,973	-4%	-12%	283,416	309,909
Gulf of Mexico	8,125	7,554	9,835	8%	-17%	7,481	9,701
Egypt (1, 2)	179,575	175,175	164,845	3%	9%	173,544	158,498
North Sea	62,475	70,740	73,335	-12%	-15%	67,775	71,149

International & GOM (1)	250,175	253,469	248,015	-1%	1%	248,800	239,348

Total (1)	520,115	535,456	553,988	-3%	-6%	532,216	549,257

Total excluding noncontrolling interests	460,363	477,110	502,040	-4%	-8%	474,447	496,169

(1) Includes net production volumes attributed to our noncontrolling partner in Egypt below:
Oil (b/d)	36,839	35,357	30,671			34,964	31,530
Gas (Mcf/d)	135,233	136,029	125,657			134,591	127,186
NGL (b/d)	374	317	334			373	360

(2) Egypt Gross Production—BOE per day	350,366	349,689	362,073	0%	-3%	351,015	351,812

Discontinued Operations:
Oil (b/d)	—	—	—			—	10,175
Gas (Mcf/d)	—	—	—			—	125,831
NGL (b/d)	—	—	—			—	—
BOE/d	—	—	—			—	31,146

APACHE CORPORATION

ADJUSTED PRODUCTION INFORMATION

Adjusted production excludes certain items that management believes affect the comparability of operating results for the periods presented. Adjusted production excludes production attributable to 1) divested assets, 2) noncontrolling interest in Egypt, and 3) Egypt tax barrels. Management uses adjusted production to evaluate the company’s operational trends and performance and believes it is useful to investors and other third parties.

	For the Quarter Ended			% Change		For the Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	3Q16 to 2Q16	3Q16 to 3Q15	September 30, 2016	September 30, 2015
OIL VOLUME—Barrels per day
Permian	79,751	86,430	93,048	-8%	-14%	86,462	95,103
MidContinent/Gulf Coast Region	13,727	15,959	21,441	-14%	-36%	16,025	24,036
Canada	12,613	12,987	14,795	-3%	-15%	13,333	15,789

N.A. Onshore	106,091	115,376	129,284	-8%	-18%	115,820	134,928
Gulf of Mexico	4,791	4,352	5,878	10%	-18%	4,437	5,739
Egypt	57,476	57,955	56,972	-1%	1%	58,439	55,470
North Sea	49,192	59,124	58,330	-17%	-16%	55,071	58,765

International & GOM	111,459	121,431	121,180	-8%	-8%	117,947	119,974

Total	217,550	236,807	250,464	-8%	-13%	233,767	254,902

TOTAL LIQUIDS—Barrels per day
Permian	119,680	125,118	128,973	-4%	-7%	125,178	128,178
MidContinent/Gulf Coast Region	29,565	32,578	39,763	-9%	-26%	32,777	42,742
Canada	18,595	18,133	21,238	3%	-12%	19,204	21,819

N.A. Onshore	167,840	175,829	189,974	-5%	-12%	177,159	192,739
Gulf of Mexico	5,379	4,677	6,582	15%	-18%	4,866	6,331
Egypt	58,107	58,565	57,597	-1%	1%	59,139	56,104
North Sea	50,889	60,687	59,770	-16%	-15%	56,628	59,794

International & GOM	114,375	123,929	123,949	-8%	-8%	120,633	122,229

Total	282,215	299,758	313,923	-6%	-10%	297,792	314,968

NATURAL GAS VOLUME—Mcf per day
Permian	237,313	242,019	246,141	-2%	-4%	240,253	232,603
MidContinent/Gulf Coast Region	141,273	148,841	179,980	-5%	-22%	148,336	190,535
Canada	233,505	245,682	269,774	-5%	-13%	248,426	279,257

N.A. Onshore	612,091	636,542	695,895	-4%	-12%	637,015	702,395
Gulf of Mexico	16,476	17,266	19,520	-5%	-16%	15,693	20,224
Egypt	236,740	251,983	238,104	-6%	-1%	248,094	231,636
North Sea	69,509	60,318	81,392	15%	-15%	66,884	62,186

International & GOM	322,725	329,567	339,016	-2%	-5%	330,671	314,046

Total	934,816	966,109	1,034,911	-3%	-10%	967,686	1,016,441

BOE per day
Permian	159,232	165,455	169,997	-4%	-6%	165,221	166,945
MidContinent/Gulf Coast Region	53,111	57,384	69,771	-7%	-24%	57,500	74,497
Canada	57,513	59,079	66,190	-3%	-13%	60,608	68,362

N.A. Onshore	269,856	281,918	305,958	-4%	-12%	283,329	309,804
Gulf of Mexico	8,125	7,554	9,835	8%	-17%	7,481	9,701
Egypt	97,564	100,562	97,281	-3%	0%	100,488	94,710
North Sea	62,475	70,740	73,335	-12%	-15%	67,775	70,159

International & GOM	168,164	178,856	180,451	-6%	-7%	175,744	174,570

Total	438,020	460,774	486,409	-5%	-10%	459,073	484,374

APACHE CORPORATION

PRICE INFORMATION

	For the Quarter Ended			For the Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
AVERAGE OIL PRICE PER BARREL
Permian	$41.85	$41.82	$44.87	$37.63	$47.78
MidContinent/Gulf Coast Region	41.98	42.17	42.67	36.96	47.49
Canada	40.17	39.39	40.07	36.04	44.00
N.A. Onshore	41.67	41.65	43.98	37.36	47.28
Gulf of Mexico	41.63	41.14	45.30	37.75	49.42
Egypt	46.54	45.42	47.63	41.97	53.59
North Sea	45.47	45.56	49.46	41.28	54.42
Total	44.35	43.14	46.30	39.86	50.82
AVERAGE NATURAL GAS PRICE PER MCF
Permian	$2.60	$1.72	$2.61	$2.03	$2.43
MidContinent/Gulf Coast Region	2.79	1.71	2.49	2.05	2.58
Canada	1.71	1.01	2.39	1.47	2.44
N.A. Onshore	2.31	1.43	2.46	1.80	2.45
Gulf of Mexico	3.08	2.04	2.75	2.42	2.76
Egypt	2.75	2.72	2.86	2.69	2.90
North Sea	4.14	3.95	6.41	4.12	6.95
Total	2.59	2.04	2.89	2.26	2.85
AVERAGE NGL PRICE PER BARREL
Permian	$10.42	$10.00	$8.51	$9.08	$10.00
MidContinent/Gulf Coast Region	7.38	9.32	7.47	7.67	9.05
Canada	6.10	8.54	3.23	6.61	6.12
N.A. Onshore	9.22	9.69	7.63	8.46	9.29
Gulf of Mexico	12.93	NM	11.44	8.49	13.12
Egypt	28.12	27.68	26.94	27.54	30.49
North Sea	24.45	22.25	25.61	21.82	26.76
Total	9.97	10.22	8.41	9.11	10.04
Discontinued Operations:
Oil price ($/Bbl)	$—	$—	$—	$—	$49.76
Gas price ($/Mcf)	—	—	—	—	4.07
NGL price ($/Bbl)	—	—	—	—	—

APACHE CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

SUMMARY EXPLORATION EXPENSE INFORMATION

(Unaudited)

(In millions)

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2016	2015	2016	2015
Unproved leasehold impairments	$114	$199	$222	$515
Dry hole expense	7	—	38	69
Geological and geophysical expense	21	8	30	55
Exploration overhead and other	19	16	57	67

	$161	$223	$347	$706

SUMMARY CASH FLOW INFORMATION

(Unaudited)

(In millions)

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2016	2015	2016	2015
Net cash provided by continuing operating activities	$651	$757	$1,634	$2,380
Net cash provided by (used in) discontinued operations	—	(46)	—	113

Net cash provided by operating activities	651	711	1,634	2,493
Net cash used in investing activities	(396)	(927)	(1,362)	(3,026)
Net cash provided by discontinued operations	—	—	—	4,372

Net cash provided by (used in) investing activities	(396)	(927)	(1,362)	1,346
Net cash used in financing activities	(226)	(1,079)	(509)	(2,863)

NOTE: All amounts included herein are stated under successful efforts.

APACHE CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

SUMMARY BALANCE SHEET INFORMATION

(Unaudited)

(In millions)

	September 30, 2016	December 31, 2015
Cash and Cash Equivalents	$1,230	$1,467
Other Current Assets	2,042	2,285
Property and Equipment, net	19,462	20,838
Other Assets	415	910

Total Assets	$23,149	$25,500

Current Liabilities	$1,628	$1,841
Long-Term Debt	8,721	8,716
Deferred Credits and Other Noncurrent Liabilities	4,851	5,453
Apache Shareholders’ Equity	6,469	7,888
Noncontrolling interest	1,480	1,602

Total Liabilities and Shareholders’ Equity	$23,149	$25,500

Common shares outstanding at end of period	379	377

SUMMARY OF COSTS INCURRED AND GTP CAPITAL INVESTMENTS

(Unaudited)

(In millions)

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2016	2015	2016	2015
Costs Incurred in Oil and Gas Property:
Acquisitions
Proved	$2	$2	$43	$2
Unproved	52	124	160	252
Exploration and Development	408	807	1,308	3,140

	462	933	1,511	3,394
GTP Capital Investments:
GTP Facilities	31	13	31	273

Total Costs Incurred and GTP Capital Investments	$493	$946	$1,542	$3,667

NOTE: All amounts included herein are stated under successful efforts.

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

Reconciliation of net cash provided by continuing operating activities to adjusted EBITDAX

Management believes EBITDAX, or earnings before income tax expense, interest expense, depreciation, amortization and exploration expense is a widely accepted financial indicator, and useful for investors, to assess a company’s ability to incur and service debt, fund capital expenditures, and make distributions to shareholders. We define adjusted EBITDAX, a non-GAAP financial measure, as EBITDAX adjusted for certain items presented in the accompanying reconciliation. Management uses adjusted EBITDAX to evaluate our ability to fund our capital expenditures, debt services and other operational requirements and to compare our results from period to period by eliminating the impact of certain items that management does not consider to be representative of the Company’s on-going operations. Management also believes adjusted EBITDAX facilitates investors and analysts in evaluating and comparing EBITDAX from period to period by eliminating differences caused by the existence and timing of certain operating expenses that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted EBITDAX may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	2016	2015	2016	2015
Net cash provided by continuing operating activities	$651	$757	$1,634	$2,380
Adjustments:
Exploration expense, excluding dry hole expense and unproved leasehold impairments	40	24	87	122
Current income tax provision (benefit)	150	(270)	284	578
Other adjustments to reconcile net loss to net cash provided by operating activities	(35)	(54)	(126)	(80)
Changes in operating assets and liabilities	(31)	213	(1)	(395)
Financing costs, net	102	160	311	401
Transaction, reorganization & separation costs	12	—	36	120
Contract termination charges	7	41	10	84

Adjusted EBITDAX (Non-GAAP)	$896	$871	$2,235	$3,210

Reconciliation of income attributable to common stock to adjusted earnings

Our presentation of adjusted earnings and adjusted earnings per share are non-GAAP measures because they exclude the effect of certain items included in Income Attributable to Common Stock. Management believes that adjusted earnings and adjusted earnings per share provides relevant and useful information, which is widely used by analysts, investors and competitors in our industry as well as by our management in assessing the Company’s operational trends and comparability of results to our peers.

Management uses adjusted earnings and adjusted earnings per share to evaluate our operating and financial performance because it eliminates the impact of certain items that management does not consider to be representative of the Company’s on-going business operations. As a performance measure, adjusted earnings may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, capital structure and asset sales and other divestitures, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted earnings and adjusted earnings per share may not be comparable to similar measures of other companies in our industry.

	For the Quarter Ended September 30, 2016				For the Quarter Ended September 30, 2015
	Before Tax	Tax Impact	After Tax	Diluted EPS	Before Tax	Tax Impact	After Tax	Diluted EPS
Income (Loss) Attributable to Common Stock (GAAP)	$(986)	$379	$(607)	(1.60)	$(4,394)	$251	$(4,143)	(10.95)
Adjustments: *
Asset impairments	951	(323)	628	1.65	4,076	(1,369)	2,707	7.15
Transaction, reorganization & separation costs	12	(4)	8	0.02	1	—	1	—
Discontinued operations	33	—	33	0.08	17	—	17	0.05
Contract termination charges	7	(3)	4	0.01	41	(15)	26	0.07
Loss on extinguishment of debt	—	—	—	—	39	(14)	25	0.07
Elimination of PRT liability	(28)	11	(17)	(0.04)	—	—	—	—
(Gain) / loss on divestitures	(5)	2	(3)	—	5	(2)	3	0.01
Valuation allowance and other tax adjustments	—	(58)	(58)	(0.15)	—	1,331	1,331	3.51

Adjusted Earnings (Non-GAAP)	$(16)	$4	$(12)	(0.03)	$(215)	$182	$(33)	(0.09)

	Nine Months Ended September 30, 2016				Nine Months Ended September 30, 2015
	Before Tax	Tax Impact	After Tax	Diluted EPS	Before Tax	Tax Impact	After Tax	Diluted EPS
Income (Loss) Attributable to Common Stock (GAAP)	$(1,694)	$471	$(1,223)	(3.22)	$(7,058)	$721	$(6,337)	(16.78)
Adjustments: *
Asset impairments	1,232	(437)	795	2.09	6,812	(2,289)	4,523	11.95
Transaction, reorganization & separation costs	36	(12)	24	0.06	120	(41)	79	0.21
Discontinued operations	33	—	33	0.08	135	—	135	0.36
Contract termination charges	10	(3)	7	0.02	84	(30)	54	0.16
Loss on extinguishment of debt	—	—	—	—	39	(14)	25	0.07
(Gain) / loss on divestitures	(21)	6	(15)	(0.04)	(204)	73	(131)	(0.34)
Valuation allowance and other tax adjustments	—	(29)	(29)	(0.07)	—	1,718	1,718	4.54

Adjusted Earnings (Non-GAAP)	$(404)	$(4)	$(408)	(1.08)	$(72)	$138	$66	0.17

*	The income tax effect of the reconciling items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

NOTE: All amounts included herein are stated under successful efforts.